Putnam
Voyager
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-05

[GRAPHIC OMITTED: COMPASS]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund and list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 17, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We also announce the departure of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended January 31, 2005, Putnam Voyager Fund's class A shares had a total return of 5.88% without sales charges and 0.31% with maximum sales charges reflected.

 * The fund's benchmark, the Russell 1000 Growth Index, returned 6.01% for the period.

 * The average return for the fund's Lipper category, Large-Cap Growth funds, was 7.42%.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During the first half of its 2005 fiscal year, your fund achieved positive results and joined in the stock market rally that followed the national election on November 2. Your fund performed in line with its benchmark index, the Russell 1000 Growth Index, based on results at net asset value (NAV), but underperformed the average for its Lipper peer group of Large-Cap Growth Funds. We maintained the portfolio's bias toward high-quality stocks, targeting companies with strong sustainable earnings growth and cash flows. However, stocks with these characteristics were not market leaders during the semiannual period. Furthermore, the fund's emphasis on very large companies was detrimental to relative results, because mid-capitalization stocks delivered stronger performance.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 1/31/05
--------------------------------------------------
Class A
(inception 4/1/69)               NAV        POP
--------------------------------------------------
6 months                        5.88%      0.31%
--------------------------------------------------
1 year                         -1.05      -6.26
--------------------------------------------------
5 years                       -38.38     -41.60
Annual average                 -9.23     -10.20
--------------------------------------------------
10 years                      129.92     117.84
Annual average                  8.68       8.10
--------------------------------------------------
Annual average
(life of fund)                 11.62      11.45
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Voyager Fund seeks capital appreciation by investing in stocks of companies believed to offer above-average growth potential. The fund invests in a diversified portfolio of large and midsize companies across a range of industries. The fund targets companies with sales and profits that Putnam believes are likely to grow faster than the overall economy. The fund may be appropriate for investors seeking growth of capital and broad exposure to growth-oriented companies.


Market overview

The highlight of the six-month period that ended January 31, 2005, was a strong rally in November and December on the heels of the election. The market had anticipated two large risks connected with the election -- the possibility of a terrorist event and the possibility of a disputed outcome, as occurred in 2000. Given these risks, the market had been flat in the months before the vote, even as the economy performed relatively well. The quick, clear outcome to the election caused relief, and the re-election of an incumbent also resolved any uncertainty regarding the course of government economic policies.

While these general conditions were supportive for the portfolio, the market continued to favor small- and mid-capitalization stocks over the large-cap stocks we emphasize. Furthermore, within the universe of large caps, the market had bid up the prices of companies with relatively slower or more cyclical earnings growth patterns, rather than companies with above-average growth rates. We believe this trend has to do with the high levels of liquidity that are allowing investors to take somewhat greater risks. As a result, they are more likely to invest in companies that are somewhat smaller and less consistent in meeting their earnings expectations, in the hope that these businesses will produce an occasional positive earnings surprise to boost performance.

In terms of sectors, technology and health care, the two largest sectors in the growth universe, advanced. However, in the technology sector, many semiconductor companies had a difficult period because capital investments have resulted in new price competition for the industry. In the health-care sector, pharmaceutical stocks declined because of political pressures regarding drug prices, the impending expirations of patents on many profitable products, and safety concerns about pain-relieving drugs that rely on COX-2 inhibitors.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 6.01%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 16.68%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              13.88%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.16%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.81%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.30%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        7.72%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/05.
-------------------------------------------------------------------------------

Strategy overview

We continued our strategy of emphasizing stocks of what we consider high-quality growth companies. For us, key indicators of a company's quality are sales and earnings growth that are above the average for the stock market and appear likely to be sustained for many quarters. A related characteristic is the ability to generate free cash flow, which we believe is a sign that a company is a dominant competitor and is well managed. We favor these companies because we believe their stocks tend to have the best long-term capital appreciation potential, and because we think they can maintain their advantages even if the overall economy slows, as it has begun to do. Most of the stocks that met our criteria during the period were extremely large companies, which are sometimes called mega-capitalization stocks.

In terms of sectors, the fund was broadly diversified. The portfolio had a significant overweight -- relative to the benchmark index -- in the health-care sector. We maintained an overweight position in this sector, but adjusted the mix of health-care holdings as pharmaceutical stocks underperformed and managed care and medical device companies looked more attractive. The portfolio also had a small overweight in the technology sector, with large holdings in both hardware and software companies. We maintained small overweights in the energy and utilities sectors, which are relatively small sectors in our benchmarks. Stocks in these sectors benefited from growth opportunities as energy prices remained high during the period. We also found many opportunities that we considered attractive in the consumer staples sector.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                as of 7/31/04        as of 1/31/05

Retail                              14.6%               13.7%

Pharmaceuticals                     11.6%               12.1%

Software                             9.6%                9.2%

Health-care
services                             5.1%                6.0%

Communications
equipment                            6.1%                5.7%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The portfolio's strengths during the period resulted from our stock selection decisions in several sectors, but especially in health care and consumer staples. Johnson & Johnson became the fund's largest holding at the end of the period because of market performance and because we added to the position based on our confidence that the company's diverse mix of products will help sustain its growth. These products range from simple bandages to advanced medical devices such as cardiac stents. In addition, Johnson & Johnson's management team has had excellent results in beating sales growth expectations. Another strong performer in the same sector was UnitedHealth Group, which, like many managed care companies, has exceeded growth expectations and has benefited from favorable trends in pricing and Medicare reimbursements.

In the pharmaceuticals industry, the fund benefited from having only minimal exposure to Merck, which underperformed the index by a large margin because it had to pull its pain reliever Vioxx from the market because of safety concerns. (We subsequently sold the position.) However, Pfizer, one of the fund's top ten holdings and an overweight position relative to the benchmark, declined during the period and detracted from results, though Pfizer's pain-relief product has not been shown to be unsafe.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 1/31/05)

 1 Johnson & Johnson (6.0%)
   Pharmaceuticals

 2 Microsoft Corp. (4.5%)
   Software

 3 Cisco Systems, Inc. (3.1%)
   Communications equipment

 4 Pfizer, Inc. (3.0%)
   Pharmaceuticals

 5 Home Depot, Inc. (The) (3.0%)
   Retail

 6 Intel Corp. (2.8%)
   Electronics

 7 Dell, Inc. (2.7%)
   Computers

 8 Wal-Mart Stores, Inc. (2.5%)
   Retail

 9 Boeing Co. (The) (2.4%)
   Aerospace and defense

10 Qualcomm, Inc. (2.3%)
   Communications equipment

Footnote reads:
The fund's holdings will change over time.

Technology holdings had a slight negative impact on relative performance, though our stock selection in the sector was generally helpful. We had overweight positions in several software stocks --
Adobe, Oracle, and Autodesk -- that appreciated significantly. Adobe's sales have exceeded expectations, and the company has raised its forecasts for revenues from its Photoshop and Creative Suite products. Oracle performed well as it became clear that the company was regaining share in the market for database software. Autodesk has also had stronger earnings recently and has improved sales momentum in its design software business. Microsoft, another fund holding, had flat performance, but the fund benefited from its share of the company's special one-time dividend in December, in which it paid a total of $32 billion, the largest corporate dividend in history. Among holdings in hardware companies, Dell performed well, but Intel weakened, reflecting the more challenging market for semiconductors. Technology holdings that lagged included
Cisco Systems and Texas Instruments. Cisco Systems met its earnings forecasts, as we had believed it would, but investors punished the stock because the company's inventory of unsold products increased. With regard to Texas Instruments, we reduced the fund's position because we were concerned about its earnings situation; but subsequently, when the fund had underweight exposure to the stock, it rallied after a reasonable earnings report.

A holding in Altria, a consumer staples company that is not in the fund's benchmark, contributed solid gains to the portfolio. The company's tobacco business has an improving outlook, and the market is responding favorably to the prospect of spinning off the company's Kraft Foods as a separate business. In the energy sector, an overweight position in Valero Energy, an oil refiner, outperformed during the period because the value of the company's oil reserves increased. In the utilities sector, Edison International, an overweight position, contributed positively to the fund's results. Edison beat its earnings expectations because of solid business results, particularly in California, and higher gas prices.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we begin the second half of the fund's 2005 fiscal year, we remain optimistic for the market and confident in the portfolio's potential for appreciation. The fund's holdings are leading companies with a demonstrated ability to deliver consistent earnings growth. While the stock market has not rewarded these companies with outsized gains recently, we believe these are the right stocks to deliver long-term capital appreciation. We also believe the fund is well positioned for the short run, since we expect economic growth to remain at or slightly below its recent pace. The government announced that gross domestic product expanded at a rate of 3.8% in the final three months of calendar year 2004. While this indicates the economy is healthy, its rate of expansion has declined over the past year. With the expansion remaining in a low gear and with business competition likely to become fiercer, our portfolio favors very large companies that we believe have financial muscle and the ability to execute their business plans competently. Also, as short-term interest rates continue to rise, smaller competitors might find financing conditions more difficult, and the market will have less liquidity to take risks on weaker companies. We believe that the fund's ability to keep pace with its benchmark index during the past semiannual period indicates that the market is starting to favor the same qualities in stocks, such as sustainable growth, that we have been emphasizing. We will continue to rely on our research with fundamental and quantitative tools to identify and invest in high-quality growth stocks.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Growth Team. Robert Ginsberg and Kelly Morgan are the Portfolio Leaders and Saba Malak is a Portfolio Member of your fund. The Portfolio Leaders and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Changes in your fund's Portfolio Leaders and Portfolio Members

After the close of the period, Robert Ginsberg and Kelly Morgan became Portfolio Leaders and Saba Malak became a Portfolio Member of your fund, replacing Portfolio Leader Brian O'Toole and Portfolio Member David Santos. During the year ended January 31, 2005, Portfolio Members Tony Elavia and Walt Pearson left your fund's management team.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $2,900,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer responsible for the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.


Other Putnam funds managed by the Portfolio Leaders and Portfolio Member

Robert Ginsberg is also a Portfolio Leader of Putnam Voyager Fund and a Portfolio Member of Putnam Discovery Growth Fund.

Kelly Morgan is also a Portfolio Leader of Putnam Research Fund and Putnam Voyager Fund.

Saba Malak is also a Portfolio Member of Putnam Voyager Fund.

Robert Ginsberg, Kelly Morgan, and Saba Malak may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended January 31. Beginning with the next annual report, fund ownership information will also be shown for Putnam Voyager Fund's new management team.



-------------------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-------------------------------------------------------------------------------------------------------------
                                                      $1 -         $10,001 -    $50,001-      $100,001
                                    Year      $0      $10,000      $50,000      $100,000      and over
-------------------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
-------------------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
-------------------------------------------------------------------------------------------------------------
John Boneparth                      2005                               *
-------------------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004                                                          *
-------------------------------------------------------------------------------------------------------------
Joshua Brooks                        N/A
-------------------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-------------------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
-------------------------------------------------------------------------------------------------------------
Head of Investments                  N/A
-------------------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                               *
-------------------------------------------------------------------------------------------------------------
President and CEO                   2004      *
-------------------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005                                             *
-------------------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
-------------------------------------------------------------------------------------------------------------
Steven Krichmar                     2005                                                          *
-------------------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
-------------------------------------------------------------------------------------------------------------
Francis McNamara, III               2005                                             *
-------------------------------------------------------------------------------------------------------------
General Counsel                      N/A
-------------------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                          *
-------------------------------------------------------------------------------------------------------------
Head of Retail Management           2004                                                          *
-------------------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
-------------------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
-------------------------------------------------------------------------------------------------------------
Edward Shadek                        N/A
-------------------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-------------------------------------------------------------------------------------------------------------


N/A indicates the individual joined Putnam's Executive Board after the reporting date.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception date)               (4/1/69)             (4/27/92)             (7/26/99)             (12/1/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   5.88%      0.31%      5.50%      0.50%      5.56%      4.56%      5.60%      1.89%      5.77%
---------------------------------------------------------------------------------------------------------------------------
1 year                    -1.05      -6.26      -1.82      -6.73      -1.79      -2.77      -1.57      -5.04      -1.30
---------------------------------------------------------------------------------------------------------------------------
5 years                  -38.38     -41.60     -40.65     -41.66     -40.64     -40.64     -39.91     -42.00     -39.09
Annual average            -9.23     -10.20      -9.91     -10.22      -9.90      -9.90      -9.68     -10.32      -9.44
---------------------------------------------------------------------------------------------------------------------------
10 years                 129.92     117.84     113.34     113.34     113.45     113.45     118.85     111.16     124.42
Annual average             8.68       8.10       7.87       7.87       7.88       7.88       8.15       7.76       8.42
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            11.62      11.45      10.61      10.61      10.78      10.78      10.90      10.79      11.34
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


-------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/05
-------------------------------------------------------------------------------------
                                                                        Lipper
                                                                       Large-Cap
                            Russell 1000           S&P 500            Growth Funds
                            Growth Index*           Index*         category average+
-------------------------------------------------------------------------------------
6 months                         6.01%               8.16%               7.42%
-------------------------------------------------------------------------------------
1 year                           0.70                6.23                1.73
-------------------------------------------------------------------------------------
5 years                        -37.73               -8.55              -33.10
Annual average                  -9.04               -1.77               -8.06
-------------------------------------------------------------------------------------
10 years                       136.54              197.25              121.91
Annual average                   8.99               11.51                8.07
-------------------------------------------------------------------------------------
Annual average
(life of fund)                     --                  --                9.00
-------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * The inception date of the Russell 1000 Growth Index was December 31, 1978, and the inception date of the S&P 500 Index was December 31, 1969. Both were after the fund's inception.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/05, there were 685, 661, 424, and 138 funds, respectively, in this Lipper category.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception date)               (4/1/69)             (4/27/92)             (7/26/99)             (12/1/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   3.30%     -2.12%      2.98%     -2.03%      2.90%      1.90%      3.03%     -0.57%      3.18%
---------------------------------------------------------------------------------------------------------------------------
1 year                     4.79      -0.72       4.01      -0.99       3.98       2.97       4.27       0.64       4.55
---------------------------------------------------------------------------------------------------------------------------
5 years                  -38.05     -41.31     -40.31     -41.33     -40.33     -40.33     -39.61     -41.73     -38.78
Annual average            -9.13     -10.11      -9.80     -10.11      -9.81      -9.81      -9.59     -10.24      -9.35
---------------------------------------------------------------------------------------------------------------------------
10 years                 139.01     126.43     121.61     121.61     121.79     121.79     127.37     119.37     133.27
Annual average             9.10       8.52       8.28       8.28       8.29       8.29       8.56       8.17       8.84
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            11.76      11.59      10.75      10.75      10.92      10.92      11.04      10.93      11.48
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 1/31/05
-----------------------------------------------------------------------------------
                     Class A      Class B      Class C      Class M       Class R
-----------------------------------------------------------------------------------
Share value:      NAV      POP      NAV          NAV      NAV      POP      NAV
-----------------------------------------------------------------------------------
7/31/04         $15.13   $15.97   $13.28       $14.58   $14.28   $14.80   $15.08
-----------------------------------------------------------------------------------
1/31/05          16.02    16.91    14.01        15.39    15.08    15.63    15.95
-----------------------------------------------------------------------------------

* The fund made no distributions during the period.


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Voyager Fund from August 1, 2004, to January 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


----------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 1/31/05
----------------------------------------------------------------------------------------------
                                 Class A      Class B      Class C      Class M       Class R
----------------------------------------------------------------------------------------------
Expenses paid per $1,000*         $5.66        $9.53        $9.53        $8.24         $6.95
----------------------------------------------------------------------------------------------
Ending value (after expenses) $1,058.80    $1,055.00    $1,055.60    $1,056.00     $1,057.70
----------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2005, use the calculation method below. To find the value of your investment on August 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 08/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-------------------------------------------------------------------------------
                                                                          Total
Value of your                                Expenses paid             expenses
investment on 8/1/04  [DIV]    $1,000   X    per $1,000              =     paid
-------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-------------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.66 (see table above)   =  $56.60
-------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05
--------------------------------------------------------------------------------------------
                                Class A      Class B      Class C      Class M      Class R
--------------------------------------------------------------------------------------------
Expenses paid per $1,000*         $5.55        $9.35        $9.35        $8.08        $6.82
--------------------------------------------------------------------------------------------
Ending value (after expenses) $1,019.71    $1,015.93    $1,015.93    $1,017.19    $1,018.45
--------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-----------------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------------------------
                                  Class A      Class B      Class C      Class M      Class R
-----------------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                     1.09%        1.84%        1.84%        1.59%        1.34%
-----------------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+      1.40%        2.15%        2.15%        1.90%        1.65%
-----------------------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.



Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.


--------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
--------------------------------------------------------------------------
                          2004      2003      2002      2001      2000
--------------------------------------------------------------------------
Putnam Voyager Fund        46%       62%       91%      140%       77%
--------------------------------------------------------------------------
Lipper Large-Cap Growth
Funds category average     99%      100%      104%      102%       94%
--------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.34

U.S. stock
fund average           3.36

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2005 (Unaudited)

Common stocks (100.7%) (a)
Number of shares                                                          Value

Aerospace and Defense (4.5%)
-------------------------------------------------------------------------------
     5,969,300 Boeing Co. (The)                                    $302,046,580
        67,900 General Dynamics Corp.                                 7,010,675
       497,200 L-3 Communications Holdings, Inc.                     35,505,052
       910,500 Lockheed Martin Corp.                                 52,636,005
     1,621,600 United Technologies Corp. (S)                        163,262,688
                                                                 --------------
                                                                    560,461,000

Banking (2.5%)
-------------------------------------------------------------------------------
       960,051 Commerce Bancorp, Inc. (S)                            55,241,335
     1,018,300 Doral Financial Corp. (S)                             44,041,475
     3,029,800 U.S. Bancorp                                          91,045,490
     1,978,900 Wells Fargo & Co. (S)                                121,306,570
                                                                 --------------
                                                                    311,634,870

Basic Materials (--%)
-------------------------------------------------------------------------------
       104,300 Vulcan Materials Co.                                   5,890,864

Beverage (0.6%)
-------------------------------------------------------------------------------
       477,400 Pepsi Bottling Group, Inc. (The) (S)                  13,056,890
     1,189,100 PepsiCo, Inc.                                         63,854,670
                                                                 --------------
                                                                     76,911,560

Biotechnology (3.1%)
-------------------------------------------------------------------------------
     4,045,400 Amgen, Inc. (NON) (S)                                251,785,696
       791,900 Biogen Idec, Inc. (NON) (S)                           51,441,824
       928,300 Genzyme Corp. (NON) (S)                               54,036,343
       973,300 Gilead Sciences, Inc. (NON)                           32,216,230
                                                                 --------------
                                                                    389,480,093

Building Materials (0.9%)
-------------------------------------------------------------------------------
     2,963,800 Masco Corp.                                          109,067,840

Commercial and Consumer Services (2.6%)
-------------------------------------------------------------------------------
     2,037,600 eBay, Inc. (NON) (S)                                 166,064,400
     4,707,200 Yahoo!, Inc. (NON)                                   165,740,512
                                                                 --------------
                                                                    331,804,912

Communications Equipment (5.7%)
-------------------------------------------------------------------------------
    21,744,900 Cisco Systems, Inc. (NON)                            392,277,996
       384,000 Harris Corp.                                          24,871,680
     7,946,400 Qualcomm, Inc.                                       295,923,936
                                                                 --------------
                                                                    713,073,612

Computers (4.9%)
-------------------------------------------------------------------------------
     8,141,700 Dell, Inc. (NON)                                     339,997,392
    10,941,400 EMC Corp. (NON)                                      143,332,340
     1,023,000 IBM Corp.                                             95,568,660
       515,800 Lexmark International, Inc. (NON)
               (S)                                                   42,991,930
                                                                 --------------
                                                                    621,890,322

Conglomerates (0.2%)
-------------------------------------------------------------------------------
       463,000 Danaher Corp. (S)                                     25,409,440

Consumer Finance (2.4%)
-------------------------------------------------------------------------------
     2,292,600 Capital One Financial Corp. (S)                      179,464,728
     1,223,700 Countrywide Financial Corp. (S)                       45,276,900
     2,873,200 MBNA Corp.                                            76,369,656
                                                                 --------------
                                                                    301,111,284

Consumer Goods (3.0%)
-------------------------------------------------------------------------------
     2,492,200 Avon Products, Inc.                                  105,220,684
       694,600 Estee Lauder Cos., Inc. (The) Class
               A                                                     31,354,244
     2,631,300 Gillette Co. (The)                                   133,459,536
     1,920,400 Procter & Gamble Co. (The)                           102,222,892
                                                                 --------------
                                                                    372,257,356

Consumer Staples (0.5%)
-------------------------------------------------------------------------------
     3,430,300 Time Warner, Inc. (NON)                               61,745,400

Containers (--%)
-------------------------------------------------------------------------------
       137,000 Ball Corp.                                             5,852,640

Electric Utilities (0.8%)
-------------------------------------------------------------------------------
     3,117,500 Edison International (S)                             101,225,225

Electronics (5.6%)
-------------------------------------------------------------------------------
     1,599,700 Advanced Micro Devices, Inc. (NON)
               (S)                                                   25,275,260
     4,151,100 Freescale Semiconductor, Inc. Class
               B (NON)                                               72,519,717
    15,660,400 Intel Corp. (S)                                      351,575,980
     9,519,900 Motorola, Inc. (S)                                   149,843,226
     1,383,000 SanDisk Corp. (NON) (S)                               34,160,100
     1,827,300 Storage Technology Corp. (NON) (S)                    57,541,677
       350,500 Texas Instruments, Inc. (S)                            8,135,105
                                                                 --------------
                                                                    699,051,065

Entertainment (0.6%)
-------------------------------------------------------------------------------
     1,456,000 Royal Caribbean Cruises, Ltd.
               (Liberia)                                             77,168,000

Financial (2.3%)
-------------------------------------------------------------------------------
     2,746,600 Fannie Mae                                           177,375,428
     1,209,100 Lehman Brothers Holdings, Inc.                       110,257,829
                                                                 --------------
                                                                    287,633,257

Gaming & Lottery (0.3%)
-------------------------------------------------------------------------------
       623,000 Harrah's Entertainment, Inc. (S)                      39,398,520

Health Care Services (6.0%)
-------------------------------------------------------------------------------
       831,900 AmerisourceBergen Corp.                               48,483,132
       393,200 Cardinal Health, Inc.                                 22,145,024
       602,000 Community Health Systems, Inc. (NON)
               (S)                                                   17,445,960
     1,322,400 Coventry Health Care, Inc. (NON) (S)                  75,244,560
       855,400 Express Scripts, Inc. (NON)                           63,462,126
       880,800 Manor Care, Inc. (S)                                  30,431,640
     1,571,900 Medco Health Solutions, Inc. (NON)                    66,915,783
       756,700 PacifiCare Health Systems, Inc.
               (NON) (S)                                             46,559,751
       486,000 Sierra Health Services, Inc. (NON)
               (S)                                                   26,695,980
     2,991,200 UnitedHealth Group, Inc. (S)                         265,917,680
       297,100 Universal Health Services, Inc.
               Class B (S)                                           12,787,184
       501,200 WellChoice, Inc. (NON)                                26,678,876
       464,800 WellPoint, Inc. (NON)                                 56,473,200
                                                                 --------------
                                                                    759,240,896

Homebuilding (1.3%)
-------------------------------------------------------------------------------
     1,842,400 Lennar Corp. (S)                                     104,040,328
        74,142 NVR, Inc. (NON) (S)                                   58,664,858
                                                                 --------------
                                                                    162,705,186

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
     1,053,700 Whirlpool Corp.                                       71,925,562

Insurance (1.9%)
-------------------------------------------------------------------------------
     2,337,300 American International Group, Inc.                   154,939,617
     1,014,300 Fidelity National Financial, Inc.                     44,446,626
       485,400 Progressive Corp. (The)                               40,603,710
                                                                 --------------
                                                                    239,989,953

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------
       360,600 Legg Mason, Inc. (S)                                  27,849,138

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------
     2,862,400 Cendant Corp.                                         67,409,520
       472,856 Las Vegas Sands Corp. (NON) (S)                       20,521,950
                                                                 --------------
                                                                     87,931,470

Media (0.5%)
-------------------------------------------------------------------------------
     2,386,200 Walt Disney Co. (The)                                 68,316,906

Medical Technology (2.8%)
-------------------------------------------------------------------------------
       913,600 Becton, Dickinson and Co.                             51,755,440
       438,100 Charles River Laboratories
               International, Inc. (NON)                             20,757,178
     1,955,600 Medtronic, Inc. (S)                                  102,649,444
       147,500 Respironics, Inc. (NON)                                8,540,250
     3,161,800 St. Jude Medical, Inc. (NON)                         124,195,504
     1,334,000 Varian Medical Systems, Inc. (NON)                    50,331,820
                                                                 --------------
                                                                    358,229,636

Oil & Gas (3.5%)
-------------------------------------------------------------------------------
     2,466,400 Amerada Hess Corp.                                   213,713,560
       886,600 Anadarko Petroleum Corp.                              58,701,786
       411,100 Apache Corp.                                          22,372,062
       918,200 Marathon Oil Corp. (S)                                35,561,886
     2,198,200 Valero Energy Corp.                                  114,372,346
                                                                 --------------
                                                                    444,721,640

Pharmaceuticals (12.1%)
-------------------------------------------------------------------------------
     3,851,000 Abbott Laboratories                                  173,372,020
     2,213,800 Caremark Rx, Inc. (NON) (S)                           86,559,580
    11,618,400 Johnson & Johnson                                    751,710,479
    15,490,700 Pfizer, Inc.                                         374,255,312
     3,637,000 Wyeth                                                144,134,310
                                                                 --------------
                                                                  1,530,031,701

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------
     4,228,500 Xerox Corp. (NON) (S)                                 67,148,580

Restaurants (1.9%)
-------------------------------------------------------------------------------
     1,512,200 Darden Restaurants, Inc.                              44,700,632
     1,361,000 McDonald's Corp. (S)                                  44,082,790
     1,478,500 Starbucks Corp. (NON) (S)                             79,839,000
     1,429,800 Yum! Brands, Inc.                                     66,271,230
                                                                 --------------
                                                                    234,893,652

Retail (13.7%)
-------------------------------------------------------------------------------
       828,500 Abercrombie & Fitch Co. Class A                       41,524,420
       325,600 AutoZone, Inc. (NON) (S)                              29,059,800
     3,163,200 Best Buy Co., Inc. (S)                               170,148,528
       421,800 Coach, Inc. (NON) (S)                                 23,662,980
     1,894,500 Costco Wholesale Corp. (S)                            89,553,015
     9,016,700 Home Depot, Inc. (The)                               372,029,042
     1,846,200 Kohl's Corp. (NON) (S)                                86,789,862
     4,437,700 Lowe's Cos., Inc. (S)                                252,904,523
     2,603,000 Michaels Stores, Inc.                                 80,042,250
       855,400 Nordstrom, Inc.                                       41,273,050
     5,154,600 Staples, Inc. (S)                                    168,761,604
       710,300 Timberland Co. (The) Class A (NON)
               (S)                                                   46,695,122
       320,000 TJX Cos., Inc. (The)                                   8,012,800
     5,899,200 Wal-Mart Stores, Inc. (S)                            309,118,080
                                                                 --------------
                                                                  1,719,575,076

Schools (0.4%)
-------------------------------------------------------------------------------
       667,800 Apollo Group, Inc. Class A (NON)                      52,215,282

Shipping (0.8%)
-------------------------------------------------------------------------------
       554,700 FedEx Corp.                                           53,057,055
     1,041,600 J. B. Hunt Transport Services, Inc.                   45,955,392
                                                                 --------------
                                                                     99,012,447

Software (9.2%)
-------------------------------------------------------------------------------
     3,262,000 Adobe Systems, Inc. (S)                              185,607,800
     2,267,700 Autodesk, Inc.                                        66,602,349
        18,803 Computer Associates International,
               Inc. (S)                                                 511,254
    21,486,800 Microsoft Corp.                                      564,673,104
    16,293,300 Oracle Corp. (NON) (S)                               224,358,741
     4,934,600 Symantec Corp. (NON)                                 115,222,910
                                                                 --------------
                                                                  1,156,976,158

Technology Services (1.0%)
-------------------------------------------------------------------------------
     3,367,800 Accenture, Ltd. Class A (Bermuda)
               (NON) (S)                                             87,731,190
       892,400 Fiserv, Inc. (NON) (S)                                34,134,300
                                                                 --------------
                                                                    121,865,490

Telecommunications (0.4%)
-------------------------------------------------------------------------------
     1,021,000 CenturyTel, Inc. (S)                                  33,284,600
       620,000 Sprint Corp. (FON Group) (S)                          14,774,600
                                                                 --------------
                                                                     48,059,200

Textiles (1.1%)
-------------------------------------------------------------------------------
     1,543,000 Liz Claiborne, Inc. (S)                               64,713,420
       896,500 NIKE, Inc.                                            77,663,795
                                                                 --------------
                                                                    142,377,215

Tobacco (1.6%)
-------------------------------------------------------------------------------
     3,082,200 Altria Group, Inc.                                   196,736,826
                                                                 --------------
               Total Common stocks
               (cost $11,708,126,005)                           $12,680,869,274

Short-term investments (2.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $300,733,188 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 2.29% to
               2.65% and due  dates ranging from
               February 1, 2005 to March 22, 2005
               (d)                                                 $300,582,405
     3,246,106 Putnam Prime Money Market Fund (e)                     3,246,106
                                                                 --------------
               Total Short-term investments
               (cost $303,828,511)                                 $303,828,511
-------------------------------------------------------------------------------
               Total Investments
               (cost $12,011,954,516)                            $12,984,697,785
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $12,593,177,805.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at January 31, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      The accompanying notes are an integral part of these financial statements.


Written options outstanding at January 31, 2005 (Unaudited)
(premiums received $1,992,517)

Contract                                             Expiration date/
amount                                               strike price            Value
----------------------------------------------------------------------------------
156,435  Abercrombie & Fitch Co. Class A (Call)      Feb 05/$54.85         $29,253
493,311  Altera Corp. (Put)                          Feb 05/$16.51          18,253
110,970  Apollo Group, Inc. Class A (Call)           Mar 05/$86.04          53,044
150,024  Apple Computer, Inc. (Put)                  Feb 05/$56.92             150
243,739  Countrywide Financial Corp. (Call)          Feb 05/$40.90          26,007
 75,370  eBay, Inc. (Put)                            Feb 05/$76.12          83,600
 76,377  eBay, Inc. (Put)                            Mar 05/$72.72          59,956
155,510  Forest Laboratories, Inc. (Put)             Feb 05/$37.72           7,807
425,529  Gap, Inc. (The) (Put)                       Feb 05/$19.11           1,149
267,960  Gilead Sciences, Inc. (Put)                 Feb 05/$30.55          52,065
164,370  Kohl's Corp. (Call)                         Feb 05/$54.52              16
 77,697  Lexmark International, Inc. (Put)           Feb 05/$75.41          13,185
462,924  Motorola, Inc. (Call)                       Feb 05/$18.70          10,045
117,543  PacifiCare Health Systems, Inc. (Call)      Feb 05/$61.65         153,981
163,565  St. Jude Medical, Inc. (Put)                Feb 05/$35.25          17,338
159,201  Starbucks Corp. (Put)                       Mar 05/$49.33          63,139
282,171  Symantec Corp. (Put)                        Feb 05/$21.00          44,019
105,615  Valero Energy Corp. (Call)                  Feb 05/$47.51         491,743
177,720  Valero Energy Corp. (Call)                  Mar 05/$54.16         222,577
 39,414  WellPoint, Inc. (Call)                      Feb 05/$126.22         14,615
----------------------------------------------------------------------------------
                                                                        $1,361,942
----------------------------------------------------------------------------------


Statement of assets and liabilities
January 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $292,597,386 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $12,008,708,410)        $12,981,451,679
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $3,246,106) (Note 5)            3,246,106
-------------------------------------------------------------------------------
Cash                                                                9,079,781
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           5,183,125
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              9,217,976
-------------------------------------------------------------------------------
Receivable for securities sold                                    199,464,392
-------------------------------------------------------------------------------
Total assets                                                  $13,207,643,059

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  251,207,801
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         34,617,366
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                16,773,668
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,500,118
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                980,102
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           15,601
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              3,781,834
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$1,992,517) (Note 1)                                                1,361,942
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                300,582,405
-------------------------------------------------------------------------------
Other accrued expenses                                              2,644,417
-------------------------------------------------------------------------------
Total liabilities                                                 614,465,254
-------------------------------------------------------------------------------
Net assets                                                    $12,593,177,805

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4) $16,099,392,776
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       57,440,101
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (4,537,028,916)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        973,373,844
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                            $12,593,177,805

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($7,951,863,524 divided by 496,362,066 shares)                         $16.02
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.02)*                $16.91
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,198,486,086 divided by 156,898,149 shares)**                       $14.01
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($105,800,217 divided by 6,876,192 shares)**                           $15.39
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($109,907,505 divided by 7,286,972 shares)                             $15.08
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.08)*                $15.63
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($542,795 divided by 34,035 shares)                      $15.95
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($2,226,577,678 divided by 134,691,747 shares)           $16.53
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $40,927)                        $132,716,841
-------------------------------------------------------------------------------
Interest (including interest income of $588,437 from
investments in affiliated issuers) (Note 5)                         1,285,348
-------------------------------------------------------------------------------
Securities lending                                                    180,941
-------------------------------------------------------------------------------
Total investment income                                           134,183,130

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   33,970,864
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                   20,349,080
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               254,099
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            112,962
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       68,652
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              10,599,905
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              11,544,327
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 566,260
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 450,741
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     981
-------------------------------------------------------------------------------
Other                                                               2,797,676
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   448,101
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (448,101)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (44,771)
-------------------------------------------------------------------------------
Total expenses                                                     80,670,776
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (3,927,747)
-------------------------------------------------------------------------------
Net expenses                                                       76,743,029
-------------------------------------------------------------------------------
Net investment income                                              57,440,101
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  251,338,812
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                        63,662
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                2,670,182
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the period                   477,381,808
-------------------------------------------------------------------------------
Net gain on investments                                           731,454,464
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $788,894,565
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                     $57,440,101     $(22,596,991)
-------------------------------------------------------------------------------
Net realized gain on investments                 254,072,656    1,980,323,022
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   477,381,808     (957,831,210)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       788,894,565      999,894,821
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              14,930            7,550
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (2,300,653,037)  (5,030,437,179)
-------------------------------------------------------------------------------
Total decrease in net assets                  (1,511,743,542)  (4,030,534,808)

Net assets
-------------------------------------------------------------------------------
Beginning of period                           14,104,921,347   18,135,456,155
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $57,440,101 and $--,
respectively)                                $12,593,177,805  $14,104,921,347
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
                                      January 31
Per-share                            (Unaudited)                                  Year ended July 31
operating performance                    2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $15.13          $14.45          $13.42          $19.53          $30.22          $24.25
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          .07 (d)(f)     (.01) (d)        .01             .03             .08            (.11)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .82             .69            1.02           (5.35)          (8.17)           9.06
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .89             .68            1.03           (5.32)          (8.09)           8.95
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                 --              --              -- (e)        (.04)           (.01)             --
------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                        --              --              --            (.75)          (2.59)          (2.98)
------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              -- (e)          --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                        --              --              -- (e)        (.79)          (2.60)          (2.98)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (e)          -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $16.02          $15.13          $14.45          $13.42          $19.53          $30.22
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   5.88*           4.71            7.68          (28.24)         (28.54)          37.76
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $7,951,864      $8,710,655     $11,909,405     $11,811,007     $17,683,446     $25,277,820
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .55* (d)       1.04 (d)        1.02             .96             .88             .86
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .47* (d)(f)    (.04)(d)         .10             .21             .33            (.37)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  29.71*          45.73           62.09           91.27          140.30           76.95
------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.08 per share and 0.48% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                    January 31
Per-share                          (Unaudited)                                  Year ended July 31
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $13.28          $12.78          $11.96          $17.59          $27.68          $22.57
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        .01 (d)(f)     (.11) (d)       (.08)           (.08)           (.09)           (.31)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .72             .61             .90           (4.80)          (7.40)           8.40
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .73             .50             .82           (4.88)          (7.49)           8.09
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income               --              --              --              --            (.01)             --
----------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      --              --              --            (.75)          (2.59)          (2.98)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --              --              --            (.75)          (2.60)          (2.98)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $14.01          $13.28          $12.78          $11.96          $17.59          $27.68
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 5.50*           3.91            6.86          (28.82)         (29.02)          36.69
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $2,198,486      $2,343,329      $2,815,586      $3,406,811      $7,170,549     $11,692,070
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .93* (d)       1.79 (d)        1.77            1.71            1.63            1.61
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        .09* (d)(f)    (.80) (d)       (.65)           (.53)           (.42)          (1.12)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                29.71*          45.73           62.09           91.27          140.30           76.95
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.07 per share and 0.48% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                    January 31
Per-share                          (Unaudited)                                  Year ended July 31
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $14.58          $14.03          $13.13          $19.23          $30.00          $24.25
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        .01 (d)(f)     (.12)(d)        (.08)           (.09)           (.09)           (.33)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .80             .67             .98           (5.26)          (8.08)           9.06
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .81             .55             .90           (5.35)          (8.17)           8.73
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income               --              --              --              --            (.01)             --
----------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      --              --              --            (.75)          (2.59)          (2.98)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --              --              --            (.75)          (2.60)          (2.98)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $15.39          $14.58          $14.03          $13.13          $19.23          $30.00
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 5.56*           3.92            6.85          (28.81)         (29.05)          36.79
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $105,800        $116,854        $157,925        $156,830        $244,232        $219,658
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .93* (d)       1.79 (d)        1.77            1.71            1.63            1.61
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        .09* (d)(f)    (.79) (d)       (.65)           (.54)           (.40)          (1.09)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                29.71*          45.73           62.09           91.27          140.30           76.95
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.07 per share and 0.48% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                    January 31
Per-share                          (Unaudited)                                  Year ended July 31
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $14.28          $13.70          $12.79          $18.71          $29.20          $23.61
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        .03 (d)(f)     (.08)(d)        (.05)           (.05)           (.04)           (.25)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .77             .66             .96           (5.12)          (7.85)           8.82
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .80             .58             .91           (5.17)          (7.89)           8.57
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income               --              --              --              --            (.01)             --
----------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      --              --              --            (.75)          (2.59)          (2.98)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --              --              --            (.75)          (2.60)          (2.98)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $15.08          $14.28          $13.70          $12.79          $18.71          $29.20
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 5.60*           4.23            7.12          (28.64)         (28.87)          37.13
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $109,908        $125,904        $307,046        $317,614        $510,434        $674,784
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .80* (d)       1.54 (d)        1.52            1.46            1.38            1.36
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        .22* (d)(f)    (.54) (d)       (.40)           (.29)           (.17)           (.87)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                29.71*          45.73           62.09           91.27          140.30           76.95
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.07 per share and 0.49% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------
                                                    Six months                    For the period
                                                       ended           Year          January 21,
                                                     January 31        ended           2003+
Per-share                                           (Unaudited)       July 31       to July 31,
operating performance                                   2005            2004            2003
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $15.08          $14.44          $12.98
-------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                         .05 (d)(f)     (.05) (d)       (.01)
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                      .82             .69            1.47
-------------------------------------------------------------------------------------------------
Total from
investment operations                                    .87             .64            1.46
-------------------------------------------------------------------------------------------------
Redemption fees                                           -- (e)          -- (e)          --
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $15.95          $15.08          $14.44
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                  5.77*           4.43           11.25*
-------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $543            $253             $13
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                .68* (d)       1.29 (d)         .67*
-------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                         .34* (d)(f)    (.34) (d)       (.08)*
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 29.71*          45.73           62.09
-------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.08 per share and 0.50% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                    January 31
Per-share                          (Unaudited)                                  Year ended July 31
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $15.59          $14.85          $13.80          $20.07          $30.89          $24.69
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        .09 (d)(f)      .03 (d)         .05             .08             .14            (.04)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .85             .71            1.04           (5.51)          (8.36)           9.22
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .94             .74            1.09           (5.43)          (8.22)           9.18
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income               --              --            (.02)           (.09)           (.01)             --
----------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                      --              --              --            (.75)          (2.59)          (2.98)
----------------------------------------------------------------------------------------------------------------------------
From return of capital                   --              --            (.02)             --              --              --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --              --            (.04)           (.84)          (2.60)          (2.98)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)          -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $16.53          $15.59          $14.85          $13.80          $20.07          $30.89
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 6.03*           4.98            7.92          (28.08)         (28.33)          38.04
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $2,226,578      $2,807,926      $2,945,482      $2,568,208      $3,383,428      $4,459,634
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .42* (d)        .79 (d)         .77             .71             .63             .61
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        .59* (d)(f)     .20 (d)         .34             .45             .58            (.12)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                29.71*          45.73           62.09           91.27          140.30           76.95
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.08 per share and 0.47% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
January 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2005, the value of securities loaned amounted to $292,597,386. The fund received cash collateral of $300,582,405, which is pooled with collateral of other Putnam funds into 25 issuers of high-grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $4,654,709,543 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
  $782,588,829   July 31, 2010
 3,872,120,714   July 31, 2011

The aggregate identified cost on a tax basis is $12,151,874,456, resulting in gross unrealized appreciation and depreciation of $1,501,455,646 and $668,632,317, respectively, or net unrealized appreciation of $832,823,329.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2005, Putnam Management has assumed $448,101 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2005, the fund paid PFTC $20,085,896 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2005, the fund's expenses were reduced by $3,927,747 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8,358, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $170,208 and $7,336 from the sale of class A and class M shares, respectively, and received $1,901,331 and $4,687 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received $3,831 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,987,560,844 and $5,937,961,791, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                  4,332,565        $1,615,880
----------------------------------------------------------------
Options opened                      21,601,877         9,563,130
Options exercised                   (1,653,314)         (705,271)
Options expired                    (17,885,435)       (7,191,946)
Options closed                      (2,490,248)       (1,289,276)
----------------------------------------------------------------
Written options
outstanding at
end of period                        3,905,445        $1,992,517
----------------------------------------------------------------

Note 4
Capital shares

At January 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,472,763      $320,568,782
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    20,472,763       320,568,782

Shares repurchased                 (99,888,912)   (1,572,232,765)
----------------------------------------------------------------
Net decrease                       (79,416,149)  $(1,251,663,983)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         79,303,649    $1,228,578,034
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    79,303,649     1,228,578,034

Shares repurchased                (327,883,621)   (5,098,312,073)
----------------------------------------------------------------
Net decrease                      (248,579,972)  $(3,869,734,039)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,677,717       $50,529,709
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,677,717        50,529,709

Shares repurchased                 (23,208,937)     (319,534,711)
----------------------------------------------------------------
Net decrease                       (19,531,220)    $(269,005,002)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,739,404      $201,892,272
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    14,739,404       201,892,272

Shares repurchased                 (58,618,003)     (805,559,220)
----------------------------------------------------------------
Net decrease                       (43,878,599)    $(603,666,948)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            312,144        $4,732,863
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       312,144         4,732,863

Shares repurchased                  (1,448,044)      (21,902,905)
----------------------------------------------------------------
Net decrease                        (1,135,900)     $(17,170,042)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,501,237       $22,327,645
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,501,237        22,327,645

Shares repurchased                  (4,742,103)      (71,392,899)
----------------------------------------------------------------
Net decrease                        (3,240,866)     $(49,065,254)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            555,546        $8,206,830
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       555,546         8,206,830

Shares repurchased                  (2,086,581)      (30,950,288)
----------------------------------------------------------------
Net decrease                        (1,531,035)     $(22,743,458)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,948,643       $28,525,561
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,948,643        28,525,561

Shares repurchased                 (15,536,938)     (229,479,991)
----------------------------------------------------------------
Net decrease                       (13,588,295)    $(200,954,430)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             20,141          $315,203
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        20,141           315,203

Shares repurchased                      (2,881)          (46,468)
----------------------------------------------------------------
Net increase                            17,260          $268,735
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             16,857          $265,313
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        16,857           265,313

Shares repurchased                        (973)          (14,950)
----------------------------------------------------------------
Net increase                            15,884          $250,363
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,201,479      $280,058,759
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    17,201,479       280,058,759

Shares repurchased                 (62,607,876)   (1,020,398,046)
----------------------------------------------------------------
Net decrease                       (45,406,397)    $(740,339,287)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         52,971,376      $844,852,075
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    52,971,376       844,852,075

Shares repurchased                 (71,188,506)   (1,152,118,946)
----------------------------------------------------------------
Net decrease                       (18,217,130)    $(307,266,871)
----------------------------------------------------------------

Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2005, management fees paid were reduced by $44,771 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $588,437 for the period ended January 31, 2005.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  496,898,329        27,009,734
Charles B. Curtis                  496,938,603        26,969,460
Myra R. Drucker                    499,446,385        24,461,678
Charles E. Haldeman, Jr.           499,155,992        24,752,071
John A. Hill                       501,102,811        22,805,252
Ronald J. Jackson                  497,122,942        26,785,121
Paul L. Joskow                     501,338,363        22,569,700
Elizabeth T. Kennan                496,604,972        27,303,091
John H. Mullin, III                497,001,805        26,906,258
Robert E. Patterson                496,998,304        26,909,759
George Putnam, III                 496,493,583        27,414,480
A.J.C. Smith*                      496,593,143        27,314,920
W. Thomas Stephens                 496,983,256        26,924,807
Richard B. Worley                  503,682,233        20,225,830

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                                  Votes             Votes
                                   For             Against        Abstentions
-----------------------------------------------------------------------------
                               383,916,434        23,037,003      116,954,626

January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                                  Votes             Votes
                                   For             Against        Abstentions
-----------------------------------------------------------------------------
                               371,386,156        50,730,946      110,855,646

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                                  Votes             Votes
                                   For             Against        Abstentions
-----------------------------------------------------------------------------
                               377,078,906        46,909,762      108,984,080

A proposal to amend the fund's fundamental Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                                  Votes             Votes
                                   For             Against        Abstentions
-----------------------------------------------------------------------------
                               384,654,237        34,688,951      113,629,560

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005. All tabulations are rounded to nearest whole number.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Growth group for the year ended January 31, 2005. The other Putnam mutual funds in this group are Putnam Growth Opportunities Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, Morgan Stanley Dean Witter, and Merrill Lynch. Commissions paid to these firms together represented approximately 69% of the total brokerage commissions paid for the year ended January 31, 2005.

Commissions paid to the next 10 firms together represented approximately 26% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bridge Trading, Charles Schwab & Co., Deutsche Bank Securities, Factset Securities, JP Morgan Clearing, Lazard Freres & Co., Lehman Brothers, RBC Capital Markets, Standard & Poor's, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund[SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds
AMT-Free Insured Municipal Fund**
Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund[SECTION MARK]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds --
nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.

Putnam puts your interests first

Beginning in January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors' interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income
  Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA016-220205  3/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Voyager Fund
Supplement to Semiannual Report dated 1/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/05

                                                           NAV

6 months                                                  6.03%
1 year                                                   -0.84
5 years                                                 -37.59
Annual average                                           -9.00
10 years                                                135.78
Annual average                                            8.96
Life of fund (since class A inception, 4/1/69)
Annual average                                           11.71

Share value:                                               NAV

7/31/04                                                 $15.59
1/31/05                                                 $16.53

----------------------------------------------------------------------------

Distributions:       No.     Income   Capital gains      Total
                     --        --         --                --

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (3/31/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 11-12 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 1/31/05

                                                                   Class Y

Expenses paid per $1,000*                                            $4.36
Ending value (after expenses)                                    $1,060.30

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05

                                                                   Class Y

Expenses paid per $1,000*                                            $4.28
Ending value (after expenses)                                    $1,020.97

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                  0.84%
Average annualized expense ratio for Lipper peer group +              1.15%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: March 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 28, 2005